UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 16, 2016
Date of Report (Date of earliest event reported)

The Boeing Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

100 N. Riverside, Chicago, IL	60606-1596
(Address of Principal Executive Offices)	(Zip Code)
(312) 544-2000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 16, 2016, Raymond L. Conner notified The Boeing Company of his decision to step down as President and Chief Executive Officer, Boeing Commercial Airplanes. The Board of Directors has elected Kevin G. McAllister to serve as President and Chief Executive Officer, Boeing Commercial Airplanes effective November 21, 2016. Mr. Conner will continue to serve as Vice Chairman through 2017. A copy of the press release issued by the Company announcing these and other management and organizational changes is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
d) Exhibits

Exhibit Number	Description
99.1.	Press Release issued by The Boeing Company dated November 21, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY
By:	/s/ Grant M. Dixton
Grant M. Dixton
Vice President, Deputy General Counsel & Corporate Secretary
Dated: November 21, 2016

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release issued by The Boeing Company dated November 21, 2016